EXHIBIT A

                             JOINT FILER INFORMATION
                             -----------------------

Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         Blackstone Real Estate Partners III L.P.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004


                           Blackstone Real Estate Partners III L.P.
                             By: Blackstone Real Estate Associates III L.P.,
                                 its general partner
                                 By:  Blackstone Real Estate Management
                                      Associates III L.P., its general partner
                                      By: BREA III L.L.C., its general partner

Signature on behalf
of other above filer:                 /s/ Jonathan D. Gray
                                      --------------------
                                      Name: Jonathan D. Gray
                                      Title: Member

                             JOINT FILER INFORMATION
                             -----------------------

Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         Blackstone Real Estate Associates III L.P.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004


                           Blackstone Real Estate Associates III L.P.
                             By: Blackstone Real Estate Management
                                 Associates III L.P., its general partner
                                 By: BREA III L.L.C., its general partner

Signature on behalf of
other above filer:               /s/ Jonathan D. Gray
                                 --------------------
                                 Name: Jonathan D. Gray
                                 Title: Member

                             JOINT FILER INFORMATION
                             -----------------------

Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         Blackstone Real Estate Management Associates III L.P.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004


                           Blackstone Real Estate Management Associates III L.P.
                             By: BREA III L.L.C., its general partner


Signature on behalf of
other above filer:           /s/ Jonathan D. Gray
                             --------------------
                             Name: Jonathan D. Gray
                             Title: Member

                             JOINT FILER INFORMATION
                             -----------------------

Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         BREA III L.L.C.
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004


                           BREA III L.L.C.


Signature on behalf of
other above filer:         /s/ Jonathan D. Gray
                           --------------------
                           Name: Jonathan D. Gray
                           Title: Member

                             JOINT FILER INFORMATION
                             -----------------------


Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         Peter G. Peterson
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004




Signature on behalf of
other above filer:         /s/ Peter G. Peterson
                           ---------------------

                             JOINT FILER INFORMATION
                             -----------------------


Title of Security:         Common Stock
                           Preferred Stock

Issuer & Ticker Symbol:    Lodgian, Inc. (LDGIV)

Designated Filer:          BRE/HY Funding L.L.C.

Other Joint Filer:         Stephen A. Schwarzman
                           345 Park Avenue, 31st Floor
                           New York, New York 10154

Date of Event
Requiring Statement:       June 25, 2004




Signature on behalf of
other above filer:         /s/ Stephen A. Schwarzman
                           -------------------------